FINANCIAL INSTRUMENTS AND RELATED RISKS (Narrative) (Details) - CAD ($)	12 Months Ended
	Mar. 31, 2026	Mar. 31, 2025
Disclosure of detailed information about financial instruments [abstract]
Accounts and other receivables and loan receivable	$ 371,250	$ 1,202,745
Change in exchange rate	1.00%
Net loss due to change in exchange rate	$ 1,000
Percentage of trade accounts receivable by one customer	37.00%
Percentage of revenue by one customer	32.00%